                                                                     EXHIBIT 1.1

                             UNDERWRITING AGREEMENT


                                4,071,000 Shares

                       COMPUTER GENERATED SOLUTIONS, INC.

                                  Common Stock

                          (Par Value $0.001 per share)



                                                             [           ], 1997


OPPENHEIMER & CO., INC.
FURMAN SELZ LLC
  c/o Oppenheimer & Co., Inc.
  Oppenheimer Tower
  World Financial Center
  New York, New York  10281

On behalf of the several
Underwriters named on
Schedule I attached hereto.

Ladies and Gentleman:

     Computer Generated Solutions, Inc., a Delaware corporation (the "Company"),
                                                                      -------
proposes to issue and sell, and the persons named in Schedule II hereto (the

"Selling Stockholders") propose to sell, to the several Underwriters listed in
---------------------
Schedule I hereto (the "Underwriters"), for whom you are acting as
                        ------------
representatives (the "Representatives"), an aggregate of 3,540,000 shares of
                      ---------------
Common Stock, par value $0.001 per share, of the Company (the "Common Stock"),
                                                               ------------
of which 2,900,000 shares are to be issued and sold by the Company and an aggregate of 640,000 shares are to be sold by the Selling Stockholders (collectively, the "Underwritten Shares"). In addition, for the sole purpose of
                    -------------------
covering over-allotments in connection with the sale of the Underwritten Shares, the Company proposes to issue and sell to the Underwriters, at the option of the Underwriters, up to an additional 531,000 shares of Common Stock (the "Option
                                                                        ------
Shares").  The Underwritten Shares and the Option Shares are herein referred to
------
as the "Shares."
        ------

     On or prior to the Closing Date (as defined), the Company will declare and pay dividends (collectively, the "Dividends") to its stockholders of record
                                  ---------
immediately prior to the offering of the Shares in the cumulative amount of its undistributed earnings for the entire period that it was an S corporation under Subchapter S of the Internal Revenue Code of 1986, as amended (the "Code"). The
                                                                    ----
Company will terminate its S corporation status (the "S Termination") effective
                                                      -------------
as of the day before the Closing Date (the "S Termination Date").  The Company
                                            ------------------
will enter into an S Corporation Termination Agreement to be dated as of the S Termination Date by and among the Company, Philip Friedman and Victor Friedman (the "Tax Agreement").
      -------------

     On or prior to the Closing Date, the Company will (i) adopt an amended and restated certificate of incorporation (the "Amended Certificate of
                                            ----------------------
Incorporation") and by-laws (the "Amended By-Laws") and (ii) declare and effect
-------------                     ---------------
a 1,300.42 for 1 stock split of its existing common stock (the "Stock Split").
                                                                -----------

     The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the
                 ----------
Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration
                                          --------------
statement on Form S-1 (File No. 333-09297), including a prospectus, relating to the Shares. The registration statement as amended at the time when it shall become effective, or, if post-effective amendments are filed with respect thereto, as amended by such post-effective amendments at the time of their effectiveness, including in each case information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is referred to in this Agreement as the "Registration
                                                                   ------------
Statement"; the prospectus constituting a part of the Registration Statement in
---------
the form first used to confirm sales of Shares is hereinafter referred to as the "Prospectus."
                    ----------

     1. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell 2,900,000 Underwritten Shares, and each Selling Stockholder, severally and not jointly, agrees to sell the respective number of Underwritten Shares set forth opposite such Selling Stockholder's name on Schedule II hereto, to the several Underwriters, and each Underwriter, on the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from each of the Company and the Selling Stockholders that number of Underwritten Shares to be sold by the Company and each such Selling Stockholder which bears the same ratio to the aggregate number of Underwritten Shares being purchased from the Company and the Selling Stockholders by the several Underwriters as the number of Underwritten Shares set forth opposite the name of such Underwriter on Schedule I hereto (or such number increased as set forth in Section 10 hereof) bears to the aggregate number of Underwritten Shares being purchased from the Company and the Selling Stockholders by the several Underwriters subject, however, to such adjustments to eliminate fractional shares as the Representatives in their sole
judgment shall make, at a purchase price of $[     ] per share (the "Purchase
                                                                     --------
Price").
-----

     In addition, the Company agrees to issue and sell the Option Shares to the several Underwriters as hereinafter provided, and the Underwriters, on the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, shall have the option to purchase, severally and not jointly, from the Company up to an aggregate of 531,000 Option Shares at the Purchase Price, for the sole purpose of covering over-allotments (if any) in the sale of Underwritten Shares by the several Underwriters.

     If any Option Shares are to be purchased, the number of Option Shares to be purchased by each Underwriter shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased as the number of Underwritten Shares set forth opposite the name of such Underwriter on
Schedule I hereto (or such number increased as set forth in Section 10 hereof) bears to the aggregate number of Underwritten Shares being purchased from the Company and the Selling Stockholders by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Shares as the Representatives in their sole discretion shall make.

     The Underwriters may exercise the option to purchase the Option Shares at any time (but not more than once) on or before the thirtieth day following the date of the Prospectus, by written notice from the Representatives to the Company. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when such Option Shares are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full Business Day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Any such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.

     Pursuant to powers of attorney granted by each Selling Stockholder, Philip Friedman will act as the representative of the Selling Stockholders. The foregoing representative (the "Representative of the Selling Stockholders") is
                               ------------------------------------------
authorized, on behalf of each Selling Stockholder, to execute any documents necessary or desirable in connection with the sale of the Underwritten Shares to be sold hereunder by each Selling Stockholder, to make delivery of the certificates of such Underwritten Shares, to receive the proceeds of the sale of such Underwritten Shares, to give receipts for such proceeds, to pay therefrom the expenses, if any, to be borne by each Selling Stockholder in connection with the sale and public offering of the Underwritten Shares, to distribute such proceeds to the Selling Stockholders, to receive notices on behalf of each Selling Stockholder and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Agreement.

     2. The Company and the Selling Stockholders understand that the Underwriters intend (a) to make a public offering of the Shares as soon as the Representatives deem advisable after the Registration Statement and this Agreement have become effective as in the judgment of the Representatives is advisable and (b) initially to offer the Shares upon the terms set forth in the Prospectus.

     3. Payment for the Shares shall be made by wire transfer in immediately available funds to the account specified by the Company, in the case of the Underwritten Shares or the Option Shares to be sold by the Company, and to the account specified by the Representative of the Selling Stockholders, in the case of the Underwritten Shares to be sold by the Selling Stockholders, to the Representatives no later than noon on the Business Day prior to the Closing Date, in the case of the Underwritten Shares, or, in the case of the Option Shares, on the date and time specified by the Representatives in the written notice of the Underwriters' election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares are referred to herein as the "Closing Date" and the time and date for such payment for the Option Shares,
     ------------
if other than the Closing Date, are herein referred to as the "Additional
                                                               ----------
Closing Date".  As used herein, the term "Business Day" means any day other than
------------                              ------------
a day on which banks are permitted or required to be closed in New York City.

     Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on such date registered in such names and in such denominations as the Representatives shall request in writing not later than two full Business Days prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the transfer to the Underwriters of the Shares duly paid by the Company or the Selling Stockholders, as the case may be. The certificates for the Shares will be made available for inspection and packaging by the Representatives at the office of Oppenheimer & Co., Inc. set forth above not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date or the Additional Closing Date, as the case may be.

     4A.  The Company represents and warrants to each of the Underwriters that:

          (a) no order preventing or suspending the use of any preliminary prospectus has been issued by the Commission, and each preliminary prospectus filed as part of the Registration Statement, as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act;

          (b) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and the Registration Statement and the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and as of the date of filing thereof did not, and did not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented at the Closing Date and the Additional Closing Date, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply
                 --------
     to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein;

          (c) the financial statements, and the related notes thereto, included in the Registration Statement and the Prospectus present fairly in all material respects (i) the financial position of the Company as of the dates indicated and (ii) the results of its operations and changes in its cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout and the supporting schedules included in the Registration Statement present fairly in all material respects the information required to be stated therein; the pro forma financial information (including the notes thereto) included in the Registration Statement and Prospectus (i) presents fairly in all material respects the information shown therein, (ii) was prepared in accordance with the applicable requirements of Regulation S-X promulgated under the Exchange Act, (iii) was prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and (iv) was properly computed on the bases described therein; in the opinion of the Company, the assumptions used in the preparation of any such pro forma financial information (including, without limitation, the notes thereto) were fair and reasonable and the adjustments used therein were appropriate to give effect to the transactions or circumstances referred to therein; and no pro forma financial statements or other pro forma financial information is required to be included in the Registration Statement and the Prospectus other than those included therein;

          (d) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than by reason of the Stock Split or Amended Certificate of Incorporation) or any material change in the long-term debt of the Company, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company, and the Company has not entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company otherwise than as set forth or contemplated in the Prospectus;

          (e) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company (a "Material Adverse
                                                        ----------------
     Effect");
     ------
          (f) the Company has no subsidiaries;

          (g) this Agreement has been duly authorized, executed and delivered by the Company;

          (h) as of the Closing Date (after giving effect to the adoption of the Amended Certificate of Incorporation and the Stock Split), the Company will have the authorized capital stock as set forth in the Prospectus and such authorized capital stock will conform as to legal matters to the description thereof set forth in the Prospectus, and all of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully-paid and non-assessable and are not subject to any pre-emptive or similar rights; and, except as described in or expressly contemplated by the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options; the Shares to be sold by the Selling Stockholders hereunder conform to the description thereof in the Prospectus;

     (i) the Shares to be issued and sold by the Company hereunder have been duly authorized, and, when issued and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be duly issued and will be fully paid and non-assessable and will conform to the descriptions thereof in the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights;

          (j) the Company is not in violation of its Certificate of Incorporation or By-Laws nor, as of the Closing Date, will it be in violation of its Amended Certificate of Incorporation or Amended By-Laws, and is not, nor with the giving of notice or lapse of time or both would it be, in violation of or in default in the performance or observance of any obligation, agreement, covenant or condition under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which it or any of its property is bound or of any permit, order, decree, judgment, statute, rule or regulation applicable to the Company, except for violations and defaults which individually and in the aggregate could not reasonably be expected to have a Material Adverse Effect; (i) the issue and sale of the Shares, (ii) the execution of this Agreement and the performance by the Company of its obligations hereunder,
     (iii) the consummation of the transactions contemplated herein, (iv) the declaration and payment of the Dividends, (v) the S Termination, (vi) the execution of the Tax Agreement and the performance by the parties thereto of their respective obligations thereunder and the consummation of the transactions contemplated therein, (vi) the adoption of the Amended Certificate of Incorporation and the Amended By-Laws and (vii) the declaration and consummation of the Stock Split will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company or the Amended Certificate of Incorporation or the Amended By-Laws or any applicable law or statute or any order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate could not reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for (i) the issue, sale and delivery of the Shares, (ii) the consummation by the Company of the transactions contemplated by this Agreement, (iii) the declaration and payment of the Dividends, (iv) the S Termination, (v) the consummation of the transactions contemplated by the Tax Agreement by the parties thereto, (vi) the adoption of the Amended Certificate of Incorporated and By-Laws or (vii) the declaration or consummation of the Stock Split, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained and are in full force and effect under the Securities Act, as may be required under the state securities or Blue Sky Laws contemplated by Section 5(f) in connection with the purchase and distribution of the Shares by the Underwriters or which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect;

          (k) other than as set forth in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending against or affecting the Company or any of its properties or to which the Company is or may be a party or of which any property of the Company is or may be the subject which could reasonably be expected to have a Material Adverse Effect and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

          (l) the Company has good and marketable title in fee simple to all items of real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such property and buildings by the Company;

          (m) no relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, which is required by the Securities Act to be described in the Registration Statement or the Prospectus which is not so described;

          (n) no person has the right to require the Company to register any securities for offering and sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issue and sale of the Shares;

          (o) the Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");
                                                      ----------------------

          (p) the Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba;

          (q) Ernst & Young LLP, who have certified certain financial statements of the Company, are independent public accountants as required by the Securities Act; BDO Seidman LLP, who have certified certain financial statements of the Company, are independent public accountants as required by the Securities Act;

          (r) the Company has filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes shown thereon and all assessments received by it to the extent that such taxes have become due and are not being contested in good faith; and, except as disclosed in the Registration Statement and the Prospectus, there is no tax deficiency which has been asserted or threatened against the Company; the Company and its stockholders have maintained a valid election to be an S corporation under Subchapter S of the Code from the Company's inception through the S Termination Date;

          (s) the Company has not taken nor will it take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock;

          (t) the Company owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except where the failure to so own, possess or obtain or make such licenses, permits, certificates, consents, orders, approvals, other authorizations, declarations or filings could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and the Company has not received notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus or as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and the Company is in compliance with all laws and regulations relating to the conduct of its business, except where the failure to so be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

          (u) there are no existing or, to the best knowledge of the Company, threatened labor disputes with, or slowdowns, strikes or work stoppages by, the employees of the Company which could reasonably be expected to have a Material Adverse Effect;

          (v) the Tax Agreement has been duly authorized by the Company and, as of the S Termination Date, will have been duly executed and delivered by each of the parties thereto, and is enforceable against each of the parties thereto in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, moratorium or other similar laws providing for the protection of creditors' rights generally and general principles of equity;

          (w) except as disclosed in the Prospectus, each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"),
                                                                       -----
     that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including, but not limited to, ERISA and the Code, except where the failure to so maintain in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; except as disclosed in the Prospectus, no prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect has occurred with respect to any such plan, excluding transactions effected pursuant to a statutory or administrative exemption; except as disclosed in the Prospectus, for each such plan which is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency" as defined in Section 412 of the Code which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeded the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions (except for any deficiency which could not reasonably be expected to have a Material Adverse Effect);

          (x) the statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources which are believed by the Company to be reliable;

          (y) except for compensation to be paid to the Underwriters under this Agreement, the Company does not know of any outstanding claims for services, either in the nature of a finder's fee or origination fee, with respect to any of the transactions contemplated hereby;

          (z) the Company owns or possesses the patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights and know-how, including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures (collectively, the "Intellectual Property"), reasonably
                         ---------------------
     necessary to carry on the business conducted by it, except to the extent that the failure to own or possess such Intellectual Property would not have a Material Adverse Effect and, except as described in the Registration Statement and the Prospectus, the Company has no knowledge of infringement of or conflict with asserted rights of others with respect to any Intellectual Property, except for notices the content of which if accurate would not have a Material Adverse Effect;

          (aa) the declaration and payment of the Dividends have been duly authorized by all requisite corporate action by the Company; and the declaration and payment of the Dividends will comply with the General Corporation Law of the State of Delaware.

          4B. Each Selling Stockholder, severally and not jointly, represents and warrants to each Underwriter that:

          (a) such Selling Stockholder now is, and at the Closing Date will be, the lawful owner of the number of Underwritten Shares to be sold by such Selling Stockholder pursuant to this Agreement and has and, at the time of delivery thereof, will have valid and marketable title to such Underwritten Shares, and, upon delivery of and payment for such Underwritten Shares, the Underwriters will acquire valid and marketable title to such Underwritten Shares free and clear of any claim, lien, encumbrance, security interest, restriction on transfer or other defect in title other than by reason of the Custody Agreement or arising under federal or state securities laws;

          (b) such Selling Stockholder has, and at the Closing Date will have, full legal right, power and capacity, and any approval required by law or otherwise (other than those imposed by the Securities Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver such Underwritten Shares in the manner provided in this Agreement; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with or result in the breach of any of the terms, provisions or conditions of, or constitute a default under, any note, indenture, mortgage, deed or declaration of trust, agreement, will or other instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or any existing law, order, rule, regulation, writ, injunction, judgment or decree of any government, governmental instrumentality, agency or body, arbitration tribunal, or court, domestic or foreign, having jurisdiction over such Selling Stockholder or such Selling Stockholder's property;

          (c) this Agreement and the custody agreement among the Company, as custodian, and such Selling Stockholder have been duly executed and delivered by such Selling Stockholder (each, a "Custody Agreement");
                                                     -----------------

          (d) when the Registration Statement becomes effective and at all times subsequent thereto through the latest of the Closing Date, Additional Closing Date or the termination of the offering of the Shares, such parts of the Registration Statement and Prospectus, and any supplements or amendments thereto, as relate to such Selling Stockholder will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (e) such Selling Stockholder has duly and irrevocably authorized the Representative of the Selling Stockholders, on behalf of such Selling Stockholder, to execute and deliver this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Underwritten Shares to be sold by such Selling Stockholder and receive payment therefor pursuant hereto; and

          (f) the Registration Statement and the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) as of the date of filing thereof did not, and did not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented at the Closing Date and the Additional Closing Date, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided
                                                                      --------
     that this representation and warranty shall not apply to statements or omissions in the

     Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein.

          4C. The Representatives represent and agree that (i) they have not offered or sold and, prior to the expiry of the period of six months from the Closing Date, will not offer or sell, any Shares to persons in the United Kingdom except persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public within the meaning of the Public Offers of Securities Regulations 1995, (ii) they have complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by them in relation to the Common Stock in, from or otherwise involving the United Kingdom and (iii) they have only issued or passed on, and will only issue and pass on, in the United Kingdom any document received by them in connection with the offering of the Common Stock to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisement) (Exemptions) Order 1995 or is a person to whom such document may otherwise lawfully be issued or passed on.

          5. The Company covenants and agrees with the several Underwriters as follows:

          (a) to use its best efforts to cause the Registration Statement to become effective (if the Registration Statement shall not have been declared effective prior to the execution hereof) at the earliest possible time and, if applicable, to file the Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act and to furnish copies of the Prospectus to the Underwriters in New York City prior to 2:00 p.m., New York City time, on the Business Day next succeeding the date of this Agreement in the quantities as the Representatives may reasonably request;

          (b) to deliver, at the expense of the Company, to the Representatives three signed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits, and to each other Underwriter a conformed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case without exhibits, and, during the period mentioned in paragraph (e) below, to each of the Underwriters and to dealers effecting transactions in the Common Stock as many copies of the Prospectus (including all amendments and supplements thereto) as the Underwriters and such dealers may reasonably request;

          (c) before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time the Registration Statement becomes effective, to furnish to the Representatives a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Representatives reasonably object;

          (d) to advise the Representatives promptly after learning, and to confirm such advice in writing, (i) when the Registration Statement shall have become or becomes effective, (ii) when any amendment to the Registration Statement shall have become effective, (iii) when any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (v) within the period referenced in paragraph (e) below, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or the occurrence of any event as a result of which the Prospectus as then amended or supplemented would include an untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, and (vi) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its reasonable best efforts to prevent the issuance of any such stop order, or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any order suspending any such qualification of the Shares, or notification of any such order and, if issued, to obtain as soon as reasonably possible the withdrawal thereof;

          (e) if, during such period of time after the first date of the public offering of the Shares as, in the reasonable opinion of counsel for the Company or the Underwriters, a prospectus relating to the Shares is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Shares may have been sold by the Underwriters and to any other dealers upon written request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply in all material respects with federal securities laws and the securities or Blue Sky laws contemplated by Section 5(f);

          (f) to use its best efforts to register or qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and to continue such registration or qualification in effect so long as reasonably required for distribution of the Shares; provided that the Company shall not be required
                                 --------
     to file a general consent to service of process in any jurisdiction or submit itself to taxation in any jurisdiction where it is not so subject;

          (g) to make generally available to its security holders and to the Underwriters as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

          (h) for a period of five years after the Closing Date, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports filed with the Commission, the National Association of Securities Dealers, Inc. (the

     "NASD") or any national securities exchange;
     -----

          (i) The Company shall not offer, sell, contract to sell, pledge or grant any option to purchase or otherwise dispose of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or file a registration statement with the Commission with respect to such securities, for a period of 180 days after the date of the Prospectus without the prior written consent of Oppenheimer & Co., Inc., which consent may not be unreasonably withheld; provided that, without such prior written
                                       --------
     consent, the Company may grant options, restricted stock, stock appreciation rights or other units of stock-based incentive compensation under its director and employee stock option plan described in the Prospectus and register such options, restricted stock, stock appreciation rights or other units of stock-based incentive compensation and the shares of Common Stock, if any, underlying them under the Securities Act;

          (j) to file with the Commission reports on Form SR as may be required by Rule 463 under the Securities Act;

          (k) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of its and the Selling Stockholders' obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution and delivery of the Shares, (ii) incident to the preparation, printing, and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectuses (including in each case all exhibits, amendments and supplements thereto),
     (iii) incurred in connection with the registration or qualification of the Shares under the laws of such jurisdictions as the Representatives may designate pursuant to Section 5(f) (including reasonable fees of counsel for the Underwriters and their disbursements related to such registration or qualification), (iv) in connection with the qualification for quotation of the Shares on the Nasdaq National Market, (v) related to any filing with, and review by, the NASD, (vi) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, all other agreements relating to underwriting and syndication arrangements, the Blue Sky Survey and the furnishing to the Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, (vii) any expenses incurred by the Company in connection with a "road show" presentation to potential investors, (viii) the cost of preparing stock certificates and (ix) the cost and charges of any transfer agent and any registrar;

          (l) to cause the Common Stock to be qualified for quotation on the Nasdaq National Market; and

          (m) to use the net proceeds of the offering as set forth in the Registration Statement and the Prospectus under the caption "Use of Proceeds."

          6. The several obligations of the Underwriters hereunder to purchase the Shares on the Closing Date or the Additional Closing Date, as the case may be, are subject to the performance by each of the Company and the Selling Stockholders in all material respects of their respective obligations hereunder and to the following additional conditions:

          (a) the Registration Statement shall have become effective (or if a post-effective amendment is required to be filed under the Securities Act, such post-effective amendment shall have become effective) not later than 5:00 P.M., New York City time, on the date hereof; and no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; and all requests for additional information by the Commission shall have been complied with to the reasonable satisfaction of the Representatives;

          (b) the representations and warranties of the Company and the Selling Stockholders contained herein and in the Custody Agreement shall be true and correct in all material respects on and as of the Closing Date or the Additional Closing Date, as the case may be, as if made on and as of the Closing Date or the Additional Closing Date, as the case may be, and each of the Company and the Selling Stockholders shall have complied in all material respects with all agreements and all conditions on their respective parts to be performed or satisfied hereunder and under the Custody Agreement at or prior to the Closing Date or the Additional Closing Date, as the case may be;

          (c) since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the capital stock of the Company (other than by reason of the Stock Split and the adoption of the Amended Certificate of Incorporation) or any material change in the long-term debt of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable to proceed with the public offering or the delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus; and the Company shall not have sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus;

          (d) the Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate of each of (i) the chief executive officer of the Company and an executive officer of the Company with specific knowledge about the Company's financial matters and (ii) the Representative of the Selling Stockholders, in each case satisfactory to the Representatives, to the effect set forth in subsections (a) through (c) (with respect to the respective representations, warranties, agreements and conditions of the Company or the Selling Stockholders, as the case may be) of this Section;

          (e) Chadbourne & Parke LLP, counsel for the Company and the Selling Stockholders, shall have furnished to the Representatives their written opinion, addressed to the Underwriters and dated the Closing Date or the Additional Closing Date, as the case may be, in form satisfactory to the Representatives and their counsel, to the effect that:

          (i) the Company is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority to own its properties and conduct its business as described in the Prospectus; the Amended Certificate of Incorporation and Amended By-Laws have been duly authorized and adopted by the Company, are in full force and effect and are substantially in the forms included as exhibits to the Registration Statement; the Stock Split has been duly authorized by all requisite corporate action by the Company and has been consummated in accordance with the General Corporation Law of the State of Delaware;

                  (ii) the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of the jurisdictions listed on a schedule attached to such opinion, which jurisdictions the Company shall have certified to such counsel are the only jurisdictions in which the Company owns or leases properties, or conducts any business;

                  (iii)  the Company has no subsidiaries;

                  (iv) such counsel does not know of any (x) pending or threatened action, suit or proceeding before any court or governmental authority or body involving the Company or (y) statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or Prospectus or, with respect to any such contracts or other documents, to be filed as exhibits to the Registration Statement that are not described or filed as required;

                  (v) this Agreement has been duly authorized, executed and delivered by the Company;

                  (vi) the Shares to be issued and sold by the Company hereunder have been duly authorized and, when delivered to and paid for the Underwriters in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and, to such counsel's knowledge, the issuance of such Shares is not subject to any preemptive rights;

                  (vii) the statements in the Prospectus under "Description of Capital Stock" and "Shares Eligible for Future Sale," and in the Registration Statement in

          Items 14 and 15, insofar as such statements constitute a summary of the terms of the Common Stock, the "blank check" preferred stock, legal matters, documents or proceedings referred to therein, fairly present in all material respects the information required by the Securities Act with respect to such terms, legal matters, documents or proceedings;

                  (viii) (a) the issue and sale of the Shares being delivered on the Closing Date or the Additional Closing Date, as the case may be, (b) the execution of this Agreement and the performance by the Company of its obligations hereunder, (c) the consummation of the transactions contemplated herein, (d) the declaration and payment of the Dividends, (e) the S Termination, (f) the execution and delivery of the Tax Agreement and the performance by the parties thereto of their respective obligations thereunder and the consummation of the transactions contemplated therein, (g) the adoption of the Amended Certificate of Incorporation and Amended By-Laws and (h) the declaration and consummation of the Stock Split will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument which is filed as an exhibit to the Registration Statement, nor will any such action result in any violation of the provisions of the Amended Certificate of Incorporation or the Amended By-Laws of the Company or any applicable law or statute or any order, decree, rule or regulation of any court or governmental agency or body known by such counsel to have jurisdiction over the Company or any of its properties;

                  (ix) to such counsel's knowledge, no consent, approval, authorization, order, license, registration or qualification of or with any court or governmental agency or body is required for (a) the issue and sale of the Shares, (b) the consummation of the other transactions contemplated by this Agreement, (c) the declaration and payment of the Dividends, (d) the S Termination, (e) the consummation of the transactions contemplated by the Tax Agreement, (f) the adoption of the Amended Certificate of Incorporation and Amended By-Laws or (g) the declaration or consummation of the Stock Split, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters, the rules of the NASD or any domestic relations or similar laws;

                  (x) the Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

                  (xi) the Registration Statement has been declared effective under the Securities Act and, to such counsel's knowledge, no stop order or proceedings with respect thereto are pending or threatened under the Securities Act;

                  (xii) this Agreement and the Custody Agreement of the applicable Selling Stockholder has been duly executed and delivered by or on behalf of each of the Selling Stockholders;

                  (xiii) to such counsel's knowledge, each Selling Stockholder has full legal right and power, and has obtained any authorization or approval required by law (other than those imposed by the Securities Act and the securities or Blue Sky laws of certain jurisdictions or any domestic relations or similar law), to sell, assign, transfer and deliver the Underwritten Shares to be sold by such Selling Stockholder in the manner provided in this Agreement and the Custody Agreement of such Selling Stockholder;

                  (xiv) upon delivery of the Underwritten Shares to be sold by the Selling Stockholders hereunder and payment of the purchase price therefor as herein contemplated, each of the Underwriters will receive good and marketable title to its ratable share of the Underwritten Shares purchased by it from each of such Selling Stockholders, free and clear of any pledge, lien, security interest, encumbrance, claim or equity, assuming the Underwriters acquire the Underwritten Shares without notice of any adverse claim as such term is used in Section 8-302 of the Uniform Commercial Code in effect in the State of New York;

                  (xv) the Representative of the Selling Stockholders has been duly authorized by Victor Friedman to execute and deliver on his behalf this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Shares to be sold by Victor Friedman and receive payment therefor pursuant hereto;

                  (xvi) the declaration and payment of the Dividends have been duly authorized by all requisite corporate action by the Company; and the declaration and payment of the Dividends will comply with the General Corporation Law of the State of Delaware; and

                  (xvii) the Tax Agreement has been duly authorized by the Company and has been duly executed and delivered by each of the parties thereto, and is enforceable against each of the parties thereto in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, moratorium or other similar laws now or hereafter in effect providing for the protection of creditors' rights generally and general principles of equity and except that rights to indemnity and contribution may be limited by public policy;

          in addition, such counsel shall also include a statement to the effect that nothing has come to the attention of such counsel which leads such counsel to believe that (i) the Registration Statement (other than the financial statements and schedules and other financial and statistical data included therein, as to which such counsel need make no statement nor opinion), when it became effective, contained or, as of the date such opinion is delivered, contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus (other than the financial statements and schedules and other financial and statistical data included therein, as to which such counsel need make no statement nor opinion) as of its date contained or, as of the date such opinion is delivered, contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          in rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States, the State of New York and General Corporation Law of the State of Delaware, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel familiar with the applicable laws; and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, certificates of the Selling Stockholders and the Representative of the Selling Stockholders and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company. The opinion of such counsel shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and they are justified in relying thereon;

          the opinion of Chadbourne & Parke LLP described above shall be rendered to the Underwriters at the request of the Company and the Selling Stockholders and shall so state therein;

          (f) on the effective date of the Registration Statement (the

     "Effective Date") and the effective date of the most recently filed post-
     ---------------
     effective amendment, if any, to the Registration Statement and also on the Closing Date or the Additional Closing Date, as the case may be, each of Ernst & Young LLP and BDO Seidman LLP shall have furnished to the Underwriters letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to certain financial information relating to the Company contained in the Registration Statement and the Prospectus;

          (g) the Representatives shall have received on the Closing Date an opinion of Cahill Gordon & Reindel, counsel for the Underwriters, with respect to the validity of the Shares, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (h) the Shares shall have been qualified for quotation on the Nasdaq National Market, subject to official notice of issuance;

          (i) on or prior to the Closing Date, the Company and the Selling Stockholders shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request.

          The several obligations of the Underwriters to purchase Option Shares are, only as so far as they relate to the Company, subject to the conditions set forth in paragraphs (a)-(i) above on and as of the Additional Closing Date (references therein to the Closing Date shall be deemed references to the Additional Closing Date for this purpose), except that the certificates called for by paragraph (d), the opinions called for by paragraphs (e) and (g) and the letters called for by paragraph (f) shall be dated as of, and delivered on, the Additional Closing Date.

          7. Each of the Company and each Selling Stockholder agree, jointly and severally, to indemnify and hold harmless each Underwriter, its officers and directors, and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and
                                                  ------------
against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter, through the Representatives, expressly for use therein; provided,
                                                                     --------
however, that the indemnity agreement contained in this paragraph with respect
-------
to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Shares which are the subject thereof (or to the benefit of any person controlling such Underwriter) if at or prior to the written confirmation of the sale of such Shares a copy of the Prospectus (or the Prospectus as amended or supplemented) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented), unless the failure is the result of noncompliance by the Company with paragraph (b) of Section 5 hereof. Notwithstanding the provisions of this Section 7, each Selling Stockholder shall not be liable under this Section 7, or under any other provision of this Agreement, for any amount in excess of the net proceeds received from the sale of Shares by such Selling Stockholder.

          Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the Selling Stockholders to the same extent as the foregoing indemnity from the Company and the Selling Stockholders to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto or any preliminary prospectus.

          If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly
                                            ------------------
notify the person or persons against whom such indemnity may be sought (each an "Indemnifying Person") in writing, and such Indemnifying Person, upon request
 -------------------
of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses incurred by such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) such Indemnifying Person and such Indemnified Person shall have mutually agreed to the contrary, (ii) such Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to such Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include an Indemnifying Person and an Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that an Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of Underwriters shall be designated in writing by Oppenheimer & Co., Inc.; any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, such Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the preceding sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses incurred by counsel as contemplated by the third sentence of this paragraph, such Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

          If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders in the aggregate, on the one hand, and the

Underwriters, on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders in the aggregate, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders in the aggregate, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders in the aggregate and the total underwriting discounts received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Selling Stockholders in the aggregate, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          Each of the Company, the Selling Stockholders and the Underwriters agrees that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation (even if the Company and the
                             --- ----
Selling Stockholders, on the one hand, and the Underwriters, on the other hand, were each treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, (i) in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) in no event shall a Selling Stockholder be required to contribute any amount in excess of the amount by which the net proceeds received by it through the sale of its Shares to the Underwriters exceeds the amount of any damages that such Selling Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of shares of Common Stock constituting Underwritten Shares set forth opposite their names in Schedule I hereto, and not joint.

          The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company and the Selling Stockholders as set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any other person who controls the Company or any Selling Stockholder and (iii) acceptance of and payment for any of the Shares.

          8. Notwithstanding anything herein contained, this Agreement or the obligations of the several Underwriters with respect to the Shares may be terminated in the absolute discretion of the Representatives, by notice given to the Company and the Representative of the Selling Stockholders, if after the execution and delivery of this Agreement and prior to the Closing Date (or, in the case of the Option Shares, prior to the Additional Closing Date) (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, (ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by Federal or New York State authorities or (iv) there shall have occurred an outbreak of hostilities or an escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, in the judgment of the Representatives, makes it impracticable to market the Shares being delivered on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus.

          9. If this Agreement shall be terminated by the Representatives because of any failure or refusal on the part of the Company or any Selling Stockholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or any Selling Stockholder shall be unable to perform its respective obligations under this Agreement or any condition of the Underwriters obligations can not be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters who have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement or the offering contemplated hereunder.

          10. This Agreement shall become effective upon the later of (a) execution and delivery hereof by the parties hereto and (b) the effectiveness of the Registration Statement (or, if applicable, any post-effective amendment).

          If, on the Closing Date or the Additional Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Shares which it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the number of Shares to be purchased on such date, the other Underwriters shall be obligated severally, in the proportions that the numbers of Underwritten Shares set forth opposite their respective names in Schedule I hereto bears to the aggregate number of Underwritten Shares set forth opposite the names of all such nondefaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided
                                                                    --------
that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 10 by an amount in excess of one-ninth of the number of Shares which such Underwriter is obligated to purchase on such date hereunder without the written consent of such Underwriter. If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the Representatives, the Company and the Selling Stockholders (in the case of the Underwritten Shares only) for the purchase of such Shares are not made within 36 hours after such default, this Agreement (or the obligations of the several Underwriters to purchase the Option Shares, as the case may be) shall terminate without liability on the part of any non-defaulting Underwriter, the Company or any Selling Stockholder. In any such case, either the Representatives or the Company shall have the right to postpone the Closing Date (or, in the case of the Option Shares, the Additional Closing
Date), but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          11. Any action by the Representatives hereunder may be taken by the Representatives jointly or by Oppenheimer & Co., Inc. alone on behalf of the Representatives, and any such action taken by Oppenheimer & Co., Inc. alone shall be binding upon the Representatives. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives, c/o Oppenheimer & Co., Inc., Oppenheimer Tower, World Financial Center, New York, New York 10281 (facsimile
(212) 667-5851), Attention: Syndicate Department. Notices to the Company shall be given to it at 1675 Broadway, New York, New York 10019, Attention: Alan Kaplan, Esq. Notices to the Selling Stockholders shall be given to the Representative of the Selling Stockholders c/o the Company at its address as set forth above, Attention: President.

          12. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Stockholders and any controlling person referred to herein and their respective successors, heirs and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

          13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

          14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

          If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.

                         Very truly yours,

                         COMPUTER GENERATED SOLUTIONS, INC.


                         By:
                            -------------------------------------
                            Name:
                            Title:


                         THE SELLING STOCKHOLDERS NAMED IN
                         SCHEDULE II HERETO


                         By:
                            -------------------------------------
                            Name:
                            Title: Attorney-in-Fact


Accepted:  [        ], 1997

OPPENHEIMER & CO., INC.
FURMAN SELZ LLC

Each acting severally on behalf of
  itself and as a Representative
  of the several Underwriters
  named in Schedule I hereto.

By:  OPPENHEIMER & CO., INC.



By:
   -------------------------------------
   Name:
   Title:

                                                                      SCHEDULE I



                                      Number of Shares of
                                      Common Stock
                                      Constituting
                                      Underwritten Shares
Underwriter                          To Be Purchased
-----------                          ----------------------

Oppenheimer & Co., Inc............
Furman Selz LLC...................



              Total...............                    _________
                                                      =========

                                                                     SCHEDULE II


                              SELLING STOCKHOLDERS


                                                   Number of
                                                   Shares of
                                                   Common
Name                                               Stock
----                                               ---------

Philip Friedman................................     444,000
Victor Friedman................................     196,000